UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2016 (January 21, 2016)

SURNA INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54286	27-3911608
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1780 55th St., Suite C Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

(303) 993-5271
Registrant’s telephone number, including area code

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2016, the board of directors (the “Board”) of Surna Inc., a Nevada corporation (the “Company”), terminated the services of Douglas McKinnon as Chief Financial Officer, effective as of that date. Following termination of his services, on January 26, 2016, Mr. McKinnon submitted his resignation as a director on the Board, effective as of that date.

On January 21, 2016, the Board appointed Ellen White to serve as its Chief Financial Officer. Ms. White was serving as the Company’s Director of Finance since September 2015.

Ms. White, age 48, brings more than 20 years of financial and accounting experience including time at both large public companies and small startups. From October 2013 until her employment as the Company’s Director of Finance, Ms. White was a financial consultant for companies where she provided accounting, financial management and business services. From August 2012 until October 2013, Ms. White was the Chief Financial Officer of the National Sports Center for the Disabled (NSCD), where her responsibilities included treasury and cash management, controllership, human resources, risk management, planning, budgeting, forecasting, strategy and Board of Directors interaction. From June 2011 until July 2012, Ms. White was the Vice President of Financial Planning & Analysis at Healthgrades in Denver. Prior to Healthgrades, Ms. White spent approximately 13 years with Microsoft Corporation in a variety of finance and strategy roles. Ms. White started her career in public accounting at EY and KPMG. Ms. White received a Bachelor of Science in Business Administration from California Polytechnic State University and a Master of Science in Taxation from Golden Gate University.

The Company and Ms. White are discussing a compensation arrangement; however, there is no definitive agreement at this time.

There are no transactions in which Ms. White has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD

On January 27, 2016, the Company issued a press release regarding the changes to its management team. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated January 27, 2016 (furnished herewith).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURNA INC.

Date: January 27, 2016	By:	/s/ Stephen Keen
Stephen Keen, Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 27, 2016 (furnished herewith).

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